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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


       We consent to the incorporation by reference in the registration statement of Austin's International, Inc. on Form S-8 (File No. 33-47357 A) of our report dated May 28, 1997, on our audits of the financial statements of Austin's International, Inc. as of March 31,1997 and 1996, and for the years ended March 31, 1997 and 1996, which report is included in this Annual Report on Form 10-KSB.



  Coopers & Lybrand L.L.P.


  Miami, Florida
  June 25,1997

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